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                                                                   EXHIBIT 10.16
                                                                   ------------


                               SECOND AMENDMENT
                                      TO
                              SERVICES AGREEMENT
                              ------------------


     AGREEMENT is effective as of the Effective Date (as defined in the Agreement and Plan of Merger by and between Humphrey Hospitality Trust, Inc. and Supertel Hospitality, Inc.) by and between HUMPHREY HOSPITALITY TRUST, INC., a Virginia corporation (the "Company") and HUMPHREY HOSPITALITY MANAGEMENT, INC., a Maryland corporation (the "Provider").

     WHEREAS, the Company is a publicly traded real estate investment trust;

     WHEREAS, as a publicly traded company, the Company needs certain accounting and administrative services to be performed in order to comply with the various federal and state regulatory requirements;

     WHEREAS, the Company desires that the Provider provide certain services with respect to the Company's accounting and administrative requirements;

     WHEREAS, the Company and the Provider wish to amend the amount of the fee set forth in Section 3 of the Services Agreement originally executed as of January 1, 1996, and as amended (the "Services Agreement");

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Section 3 is hereby amended and replaced with the following:

               For Services to be performed under this Agreement, the Company shall pay the Provider a fee in the amount of Three Hundred Thousand Dollars ($300,000) per year which shall be payable monthly in installments by the tenth day following the month in which the services are performed.

     2. In all other respects, the Services Agreement remains in full force and effect.
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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

WITNESS:                           COMPANY:
                                   -------

                                   HUMPHREY HOSPITALITY TRUST, INC.


_____________________________      By:_________________________________________
                                      Name:_____________________________
                                      Title:____________________________


                                   PROVIDER:
                                   --------

                                   HUMPHREY HOSPITALITY MANAGEMENT,
                                   INC.


_____________________________      By:_________________________________________
                                   Name:________________________________
                                   Title:_______________________________

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